Q2 2025 Investor Presentation Five9 (NASDAQ: FIVN)

©Five9, Inc. All rights reserved. | 2 Safe Harbor This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. Disclosure of this presentation, its contents, extracts or abstracts to third parties is not authorized without the express written permission of Five9, Inc. (the “Company”), and it may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of Five9, Inc. This presentation speaks only as the date of first publication, its availability after such date shall not constitute an express or implied confirmation of such information as of any later date, and the Company undertakes no obligation to update any of the information set forth herein. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning events, trends, expectations and beliefs that may affect our industry or the Company, including long- term competitive position of the company, future financial performance of the company, customer growth, industry size and trends, our expectations regarding macroeconomic challenges, company market position, initiatives, pipeline, technology and product initiatives, including R&D, AI and automation and their expected benefits to the Company, potential growth drivers, projections and guidance concerning our future results of operations including our long-term model, our market opportunity and our long-term growth prospects. The Company has based these forward-looking statements on its current expectations and projections about future events and financial and operating trends that it believes may affect its financial condition, results of operations, business strategy, short- term and long-term business operations and objectives, and financial needs. Our actual results may be materially different from what we discuss here and you should not unduly rely on such forward looking statements. Please refer to our most recent Form 10-K and 10-Q under the caption "Risk Factors" and elsewhere in such reports, for detailed information about factors that could cause our results to differ from those set forth in such forward-looking statements, including risks related to the impact of adverse economic conditions, including the impact of macroeconomic challenges, the impact of global tariff increases and potential increases and announcements regarding the same, continued inflation, uncertainty regarding consumer spending, high interest rates, fluctuations in currency exchange rates, the impact of the Russia-Ukraine conflict, the impact of the conflicts in the Middle East, lower growth rates within our installed base of customers, competition, the effect of AI on the CX market, the Company’s AI platform and its market position and expected impact on the Company’s growth, expansion of the Company’s international operations, and other factors. Past performance is not necessarily indicative of future results. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP and may differ from non-GAAP measures used by other companies in our industry. The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure set forth in the Appendix to this presentation. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data and accordingly, we cannot guarantee their accuracy or completeness.

Q2'25 Results and Key Metrics

Income Statement	**12%**	Total Revenue YoY Growth
	16%	Subscription Revenue YoY Growth
	81%	Subscription Revenue as % of Total
	20%	LTM Enterprise Subscription Revenue YoY Growth
	90%	LTM Enterprise Revenue as % of Total
	63%	Adjusted Gross Margin
	24% (All-time High)	Adjusted EBITDA Margin
	63%	Adjusted EBITDA YoY $ Growth
Cash Flow	**12%**	Operating Cash Flow Margin
	8%	Free Cash Flow Margin
Operational	**108%**	LTM DBRR
	Highest	Total Quarterly ACV Bookings in Two Years *(excluding the one Q1'24 Financial Services mega deal)*
	All-time High	Installed Base Bookings

Note: Non-GAAP and adjusted metrics exclude depreciation, intangibles amortization, stock-based compensation and unusual expense items. See appendix for reconciliation of non-GAAP measures to most comparable GAAP measure

Five9
©Five9, Inc. All rights reserved. | 3

Q2'25 AI Metrics and Innovation

Metrics	42%	Enterprise AI Revenue YoY Growth
	10%	AI as % of Enterprise Subscription Revenue
	20%+	AI as % of Enterprise New Logo ACV Bookings
	Virtually All	AI Attach on $1M+ ARR New Logo Deals
	3x+	Enterprise AI Bookings YoY Growth
	2x+	Enterprise AI New Logo Bookings YoY Growth
	4x+	Enterprise AI Installed Base Bookings YoY Growth
Innovation	Agentic AI Agents	Launched in Q2'25
	AI Trust & Governance	Launched in Q2'25
	Best AI	Ranked as Having the Best AI Solutions by Channel Partners[1]

[1] Source: Semi-Annual Baird Survey from July 2025

Five9

©Five9, Inc. All rights reserved. | 4

Q2’25 AI Customer Examples

Key Drivers of Momentum	1 View Five9 as their core CX platform, including AI	2 View Five9 as their core CX platform with the AI expertise, products and integrations	3 Achieving significant and tangible ROI with Five9’s AI solutions
Customer Examples	**Customer #1** Healthcare company	**Customer #3** Airline company	**Customer #5** Healthcare company
Outcome	Extended contract to 5-year term	Expanded AI portfolio after working with Five9 AI experts to evaluate ROI of increasing self-service capabilities	- 80% reduction in abandonment rate - 50%+ increase in containment rate - 60%+ improvement in post interaction work time
Increase in Five9 ARR[(1)]	**~40% ($11M+)**	**2x+ ($7M+)**	
	Customer #2 Healthcare company	**Customer #4** Pest Control company	**Customer #6** Digital Health company
Outcome	Extended contract to 5-year term	Added new AI capabilities	- 19% improvement in self-service containment - Improvement in CSAT metrics - 50% reduction in abandonment rate - ~50% reduction in hold time
Increase in Five9 ARR[(1)]	**2x+ ($5M+)**	**30%+ ($4M+)**	

Five9

©Five9, Inc. All rights reserved.

[(1)] Anticipated ARR

©Five9, Inc. All rights reserved. | 6 Key Customer Wins and Expansion New Customer #2 Business unit of Fortune 50 financial services company Chose Five9 to replace legacy systems and enable scalable, compliant voice solutions integrated with Salesforce $2.8M in anticipated ARR New Customer #3 National mortgage services provider Chose Five9 to modernize from an inflexible on-prem system that was contributing to client churn, to a cloud platform that could support inbound and outbound engagement, integrate with a complex CRM stack, and elevate their customer experience $1.2M in anticipated ARR New Customer #4 Global veterinary services provider Chose Five9 to consolidate fragmented on-prem systems and elevate both customer and agent experience by unifying on a modern cloud platform, activating voice and all digital channels to manage workflows and gain visibility into performance trends $1.1M in anticipated ARR Existing Customer Leading academic health system Expanded its partnership with Five9 and signed new five-year agreement with a focus on enhancing their AI Agent solution, integrating Five9 with Epic to streamline clinical workflows, and leveraging Five9 Fusion for Salesforce $3.0M in additional ARR to over $5.0M total ARR New Customer #1 Global data and analytics company Chose Five9 to modernize from a rigid legacy platform to a scalable, AI-powered CX solution to elevate customer engagement and drive operational efficiency $3.3M in anticipated ARR (1) Announced on 5/1/2025 Five9 Earnings Call (1)

©Five9, Inc. All rights reserved. | 7 Consistent Revenue Growth 95 100 112 128 138 144 154 174 183 189 198 208 218 223 230 239 247 252 264 279 280 283 Quarterly Revenue ($M) Annual Revenue ($M) 12% YoY Growth 258 328 435 610 779 910 1,042 2018 2019 2020 2021 2022 2023 2024 14% YoY Growth

©Five9, Inc. All rights reserved. | 8 High Customer Retention % Annual Dollar Based Retention Rate (DBRR) Note: Annual DBRR based on last 12 months at the end of each respective quarter 111% 111% 114% 117% 121% 123% 123% 122% 120% 118% 118% 115% 114% 112% 110% 110% 109% 108% 108% 108% 107% 108% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

©Five9, Inc. All rights reserved. | 9 Executing on Enterprise Opportunity Note: Historical results prior to 2018 based on ASC 605; Results 2018 onward are based on ASC 606; $1M+ ARR based on Q4’24 annualized 60% 90% Q2'14 (IPO) Q2'25 Enterprise Customers $1M+ ARR (Q4’24 Ann.)Enterprise as a % of Total Revenue (LTM) 3 211 Q2'14 (IPO) Q4'24

©Five9, Inc. All rights reserved. | 10 $150.2 $152.4 $163.3 $176.8 $174.6 $178.5 14% 11% 17% 21% 16% 17% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Adjusted Gross Profit ($M) Adjusted Gross Profit YoY Growth (%) 60.8% 60.5% 61.8% 63.5% 62.4% 63.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Adjusted Gross Margin (%) Continued Adjusted Gross Profit Expansion Non-GAAP Adjusted Gross Profit and Margin ($M) Note: Adjusted gross profit and adjusted gross margin excludes depreciation, intangibles amortization, stock-based compensation and unusual expense items. See appendix for reconciliation of non-GAAP measures to most comparable GAAP measure

©Five9, Inc. All rights reserved. | 11 Robust Margin Expansion and Operating Leverage Non-GAAP Note: Non-GAAP and adjusted metrics exclude depreciation, intangibles amortization, stock-based compensation and unusual expense items. Historical results prior to 2018 based on ASC 605; Results 2018 onward are based on ASC 606. See appendix for reconciliation of non-GAAP measures to most comparable GAAP measure 20.4% 9.7% 37.5% 22.6% 21.4% 6.8% 79.3% 39.0% Q2'14 (IPO) Q2'25 G&A S&M R&D Non-GAAP Opex (% of revenue) 40.3% point improvement 51.5% 63.0% Q2'14 (IPO) Q2'25 Adj. Gross Margin 11.5% point expansion (27.8%) 24.0% Q2'14 (IPO) Q2'25 Adj. EBITDA Margin 51.8% point expansion

©Five9, Inc. All rights reserved. | 12 Improvement in Stock-Based Compensation Expense Stock-Based Compensation Expense Total, In-Year and Prior Periods (% of Revenue) 17% 19% 13% 13% 5% 4% 3% 2% 22% 23% 16% 14% 2022 2023 2024 YTD Q2'25 Prior Periods In-Year Total

©Five9, Inc. All rights reserved. | 13 Continuing to Drive Balanced Growth Note: Adjusted EBITDA excludes depreciation, intangibles amortization, stock-based compensation and unusual expense items. See appendix for reconciliation of non-GAAP measures to most comparable GAAP measure; ASC 605 for periods prior to 2018 22% 23% 20% 25% 23% 25% 27% 26% 28% 27% 23% 24% 23% 22% 25% 25% 28% 30% 31% 27% 27% 28% 28% 28% 29% 34% 39% 45% 44% 38% 36% 33% 32% 29% 20% 20% 18% 16% 15% 13% 13% 15% 17% 13% 12% (28%) (19%) (15%) (10%) (7%) (3%) 3% 1% 6% 7% 7% 6% 6% 10% 12% 13% 16% 20% 23% 16% 19% 18% 21% 15% 18% 21% 23% 16% 17% 18% 21% 13% 17% 18% 22% 16% 19% 18% 20% 15% 17% 20% 23% 19% 24% (6%) 3% 4% 14% 15% 21% 31% 27% 34% 34% 29% 29% 29% 33% 38% 38% 44% 50% 53% 42% 45% 46% 49% 42% 47% 55% 61% 61% 61% 55% 57% 46% 49% 47% 42% 36% 36% 34% 35% 28% 30% 35% 40% 32% 36% Q 2' 14 Q 3' 14 Q 4' 14 Q 1' 15 Q 2' 15 Q 3' 15 Q 4' 15 Q 1' 16 Q 2' 16 Q 3' 16 Q 4' 16 Q 1' 17 Q 2' 17 Q 3' 17 Q 4' 17 Q 1' 18 Q 2' 18 Q 3' 18 Q 4' 18 Q 1' 19 Q 2' 19 Q 3' 19 Q 4' 19 Q 1' 20 Q 2' 20 Q 3' 20 Q 4' 20 Q 1' 21 Q 2' 21 Q 3' 21 Q 4' 21 Q 1' 22 Q 2' 22 Q 3' 22 Q 4' 22 Q 1' 23 Q 2' 23 Q 3' 23 Q 4' 23 Q 1' 24 Q 2' 24 Q 3' 24 Q 4' 24 Q 1' 25 Q 2' 25 % YoY Revenue Growth % EBITDA Margin

©Five9, Inc. All rights reserved. | 14 Operating and Free Cash Flow $118.5 $125.8 $174.5 14.0% 13.0% 15.8% (40.0%) (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% $0.0 $50.0 $100.0 $150.0 $200.0 Q2'23 Q2'24 Q2'25 Operating Cash Flow % Operating Cash Flow Margin LTM Operating Cash Flow ($M) DSO of 35 days in Q2’25 LTM Free Cash Flow ($M) $78.0 $78.3 $109.9 9.2% 8.1% 9.9% (5.0%) (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 Q2'23 Q2'24 Q2'25 Free Cash Flow % Free Cash Flow Margin Note: Free cash flow defined as operating cash flow less CAPEX less capitalized software; Non-GAAP and adjusted metrics exclude depreciation, intangibles amortization, stock-based compensation and unusual expense items. See appendix for reconciliation of non-GAAP measures to most comparable GAAP measure

©Five9, Inc. All rights reserved. | 15Source: Company estimates; Gartner estimates; MZA estimates; Statista estimates Note: TAM as of 7/31/2025 based on Company estimates, Gartner estimates, MZA estimates, and Statista estimates TAM Expansion Driven by AI $234B $24B Cloud Contact Center Software + $210B Contact Center Labor Spend $24B Cloud Contact Center Software

©Five9, Inc. All rights reserved. | 16 Q3’25 and 2025 Guidance Note: Refer to the “GAAP to Non-GAAP Net Income (Loss) Reconciliation – Guidance” table in the appendix for more details, including important assumptions upon which such guidance is based; Non-GAAP and adjusted metrics exclude depreciation, intangibles amortization, stock-based compensation and unusual expense items Q3’25 2025 Revenue $283.0M – $286.0M $1.1435B – $1.1495B GAAP Net Income Per Diluted Share $0.06 – $0.12 $0.23 – $0.30 Non-GAAP Net Income Per Diluted Share $0.72 – $0.74 $2.86 – $2.90 Diluted Shares – GAAP 87.5M 88.5M Diluted Shares – Non-GAAP 78.1M 77.7M Taxes – Non-GAAP $2.8M – $3.0M $7.3M – $7.5M Purchase of PP&E $13M – $14M $26M – $27M

Medium-Term Operating Model

	Today Q2'25	Medium-Term Model (In 2027)	Key Assumptions
Revenue (YoY Growth)		**Revenue (YoY Growth)**	
Total Revenue	12%	10% - 15%	• Assumes stable macro conditions • Potential further upside with AI
Profit & Expenses (% of Revenue)		**Profit & Expenses (% of Revenue)**	
Adj. Gross Margin	63%	66% - 68%+	• Subscription margin expansion and increasing subscription revenue mix
S&M	23%	22% - 23%	• Cost discipline • Economies of scale • Key strategic investments in go-to-market and innovation
R&D	10%	10% - 11%	
G&A	7%	6% - 7%	
Adj. EBITDA	24%	25% - 30%+	• Rule of 40+ in 2027
Stock-Based Compensation	15%	Ongoing decline as % of revenue	• Lagging indicator • Increased discipline

Note: Non-GAAP and adjusted metrics exclude depreciation, intangibles amortization, stock-based compensation and unusual expense items. See appendix for reconciliation of non-GAAP measures to most comparable GAAP measure.
Medium-term model assumes stable macroeconomic conditions in 2026 and 2027

Five9

©Five9, Inc. All rights reserved.

©Five9, Inc. All rights reserved. | 18 Appendix

©Five9, Inc. All rights reserved. | 19 Balance Sheet Summary (1) Total principal amount of debt in the amount of $747.5M as of June 30, 2025 will become due in March 2029. Total principal amount of debt in the amount of $434.4M matured on June 1, 2025, and the Company settled its obligations with respect to this note in cash in connection therewith. $ in Millions Quarter Ended June 30, 2025 December 31, 2024 Cash, cash equivalents and marketable investments $635.9 $1,006.0 Working capital 692.6 606.9 Total assets 1,704.9 2,051.2 Total debt¹ 733.6 1,165.3 Total stockholders’ equity 717.4 622.2

©Five9, Inc. All rights reserved. | 20 GAAP to Adjusted Gross Profit Reconciliation Q2’14 – Q4’17 Quarter Ended Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 GAAP gross profit $ 11,216 $ 12,365 $ 13,734 $ 15,496 $ 16,004 $ 17,475 $ 20,398 $ 21,405 $ 22,122 $ 23,192 $ 28,437 $ 27,043 $ 27,454 $ 29,584 $ 33,040 % GAAP gross margin 45.4% 47.8% 48.6% 51.2% 52.9% 54.1% 56.6% 56.3% 56.9% 56.6% 64.3% 57.5% 57.5% 59.1% 59.6 % Depreciation & amortization 1,373 1,272 1,291 1,439 1,558 1,470 1,483 1,680 1,616 1,668 1,608 1,576 1,716 1,397 1,611 Stock-based compensation 121 158 176 188 218 233 227 265 329 357 424 434 575 599 594 One-time integration costs — — — — — — — — — — — — — — — Reversal of accrued federal fees — — — — — — — — — — (3,114) — — — — Out of period adj. for accrued federal fees — — 235 — — — — — — — — — — — — COVID-19 relief bonus for employees — — — — — — — — — — — — — — — Adjusted gross profit $ 12,710 $ 13,795 $ 15,436 $ 17,123 $ 17,780 $ 19,178 $ 22,108 $ 23,350 $ 24,067 $ 25,217 $ 27,355 $ 29,053 $ 29,745 $ 31,580 $ 35,245 % adjusted gross margin 51.5% 53.3% 54.6% 56.6% 58.7% 59.4% 61.4% 61.4% 61.9% 61.5% 61.9% 61.8% 62.3% 63.1% 63.6 % Note: Historical results prior to 2018 based on ASC 605

GAAP to Adjusted Gross Profit Reconciliation

Q1’18 – Q4’21

	Quarter Ended															
	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
GAAP gross profit	$ 34,203	$ 36,306	$ 39,125	$ 43,996	$ 43,687	$ 46,188	$ 49,297	$ 54,323	$ 55,051	$ 57,339	$ 65,582	$ 76,652	$ 78,079	$ 79,387	$ 87,191	$ 93,835
% GAAP gross margin	*58.1 %*	*59.4 %*	*59.9 %*	*60.8 %*	*58.6 %*	*59.6 %*	*58.8 %*	*58.9 %*	*57.9 %*	*57.5 %*	*58.5 %*	*59.9 %*	*56.6 %*	*55.2 %*	*56.5 %*	*54.1 %*
Depreciation & amortization	1,794	1,864	2,021	2,129	2,366	2,504	2,602	3,384	3,940	5,120	5,171	5,948	7,087	7,825	7,658	8,301
Stock-based compensation	678	853	860	942	1,229	1,658	1,702	1,745	1,989	2,499	2,603	2,331	3,105	3,781	3,994	6,854
One-time integration costs	—	—	—	—	—	—	—	—	—	—	—	—	30	2	37	43
Reversal of accrued federal fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	618	—	—	—	—	—	—
Refund for prior year overpayment of USF fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted gross profit	$ 36,675	$ 39,023	$ 42,006	$ 47,067	$ 47,282	$ 50,350	$ 53,601	$ 59,452	$ 60,980	$ 65,576	$ 73,356	$ 84,931	$ 88,301	$ 90,995	$ 98,880	$ 109,033
% adjusted gross margin	*62.3 %*	*63.8 %*	*64.3 %*	*65.1 %*	*63.4 %*	*65.0 %*	*64.0 %*	*64.4 %*	*64.1 %*	*65.7 %*	*65.4 %*	*66.4 %*	*64.0 %*	*63.3 %*	*64.1 %*	*62.8 %*

Five9

©Five9, Inc. All rights reserved.

GAAP to Adjusted Gross Profit Reconciliation

Q1’22 – Q2’25

	Quarter Ended													
	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP gross profit	$ 93,910	$ 101,153	$ 104,231	$ 112,051	$ 113,683	$ 118,521	$ 119,025	$ 126,569	$ 132,480	$ 133,672	$ 142,249	$ 155,997	$ 153,732	$ 155,404
% GAAP gross margin	*51.4 %*	*53.4 %*	*52.6 %*	*53.8 %*	*52.0 %*	*53.2 %*	*51.7 %*	*52.9 %*	*53.6 %*	*53.0 %*	*53.8 %*	*56.0 %*	*55.0 %*	*54.9 %*
Depreciation & amortization	8,500	8,747	8,904	8,803	8,907	9,269	10,075	10,308	9,613	10,421	10,414	12,087	11,883	12,161
Stock-based compensation	7,793	8,538	8,329	8,638	9,333	9,888	9,856	9,182	7,603	7,789	7,512	6,921	7,184	7,296
One-time integration costs	48	80	187	86	34	—	—	—	53	72	94	40	—	—
Reversal of accrued federal fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Exit costs related to closure and relocation of Russian operations	380	3	96	219	23	51	18	12	—	—	—	—	—	—
Lease amortization for finance leases	—	—	—	—	—	—	492	449	457	455	895	1,802	1,816	2,119
Costs related to reduction in force plan	—	—	—	—	—	—	—	—	—	—	2,115	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	—	—	—	—	1,565
Refund for prior year overpayment of USF fees	—	(3,511)	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted gross profit	$ 110,631	$ 115,010	$ 121,747	$ 129,797	$ 131,980	$ 137,729	$ 139,466	$ 146,520	$ 150,206	$ 152,409	$ 163,279	$ 176,847	$ 174,615	$ 178,545
% adjusted gross margin	*60.5 %*	*60.7 %*	*61.4 %*	*62.3 %*	*60.4 %*	*61.8 %*	*60.6 %*	*61.3 %*	*60.8 %*	*60.5 %*	*61.8 %*	*63.5 %*	*62.4 %*	*63.0 %*

Five9

©Five9, Inc. All rights reserved. | 22

GAAP to Adjusted Gross Profit Reconciliation

2014 – 2024

	Year Ended										
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
GAAP gross profit	$ 48,441	$ 69,373	$ 95,156	$ 117,121	$ 153,630	$ 193,495	$ 254,624	$ 338,492	$ 411,345	$ 477,798	$ 564,398
% GAAP gross margin	47.0 %	53.8 %	58.7 %	58.5 %	59.6 %	59.0 %	58.5 %	55.5 %	52.8 %	52.5 %	54.2 %
Depreciation & amortization	5,138	5,950	6,573	6,300	7,808	10,856	20,179	30,870	34,955	38,559	42,535
Stock-based compensation	542	866	1,375	2,202	3,333	6,334	9,422	17,734	33,297	38,259	29,825
Reversal of accrued federal fees	—	—	(3,114)	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees	235	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	618	—	—	—	—
One-time integration costs	—	—	—	—	—	—	—	112	401	34	259
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—	698	105	—
Refund for prior year overpayment of USF fees	—	—	—	—	—	—	—	—	(3,511)	—	—
Lease amortization for finance leases	—	—	—	—	—	—	—	—	—	941	3,609
Costs related to a reduction in force plan	—	—	—	—	—	—	—	—	—	—	2,115
Adjusted gross profit	$ 54,356	$ 76,189	$ 99,990	$ 125,623	$ 164,771	$ 210,685	$ 284,843	$ 387,208	$ 477,185	$ 555,696	$ 642,741
% adjusted gross margin	52.7 %	59.1 %	61.7 %	62.7 %	63.9 %	64.2 %	65.5 %	63.5 %	61.3 %	61.0 %	61.7 %

Note: Historical results prior to 2018 based on ASC 605

Five9

©Five9, Inc. All rights reserved. | 23

GAAP Net Inc. (Loss) to Adj. EBITDA Reconciliation

Q2’14 – Q4’17

	Quarter Ended														
	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
GAAP net income (loss)	$ (8,659)	$ (11,435)	$ (9,372)	$ (8,903)	$ (7,369)	$ (6,048)	$ (3,518)	$ (4,911)	$ (3,468)	$ (3,890)	$ 409	$ (5,255)	$ (4,007)	$ 924	$ (631)
Non-GAAP adjustments:															
Depreciation and amortization	1,699	1,567	1,605	1,775	1,910	1,840	1,863	2,103	2,060	2,140	2,086	2,095	2,270	1,881	2,068
Stock-based compensation	1,723	1,877	1,957	2,235	1,830	1,945	1,720	1,994	2,414	2,519	2,716	3,129	3,854	3,720	4,640
Interest expense	1,092	1,116	1,175	1,139	1,155	1,235	1,198	1,199	1,197	961	869	882	888	865	836
Interest income and other	28	(95)	(146)	(2)	49	(119)	(28)	45	33	(12)	(54)	(118)	(90)	(118)	(164)
Provision for (benefit from) income taxes	12	13	33	18	(20)	50	13	28	42	(2)	(14)	49	50	43	126
Extinguishment of debt	—	—	—	—	—	—	—	—	—	1,026	—	—	—	—	—
Reversal of accrued federal fees	—	—	—	—	—	—	—	—	—	—	(3,114)	—	—	—	—
Legal settlement	—	—	—	—	—	—	—	—	—	—	—	1,700	—	—	—
Legal and indemnification fees related to settlement	—	—	—	—	—	—	—	—	—	—	—	135	—	—	—
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Contingent consideration expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of contingent sales tax liability (G&A)	(2,766)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,133)	—
Accrued FCC charge (G&A)	—	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees (COR)	—	—	235	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for sales tax liability (G&A)	—	—	183	575	190	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$ (6,871)	$ (4,957)	$ (4,330)	$ (3,163)	$ (2,255)	$ (1,097)	$ 1,248	$ 458	$ 2,278	$ 2,742	$ 2,898	$ 2,617	$ 2,965	$ 5,182	$ 6,875
% adjusted EBITDA margin	(27.8)%	(19.2)%	(15.3)%	(10.4)%	(7.4)%	(3.4)%	3.5 %	1.2 %	5.9 %	6.7 %	6.6 %	5.6 %	6.2 %	10.3 %	12.4 %

Note: Historical results prior to 2018 based on ASC 605

Five9

©Five9, Inc. All rights reserved. | 24

GAAP Net Inc. (Loss) to Adj. EBITDA Reconciliation

Q1’18 – Q4’21

	Quarter Ended															
	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
GAAP net income (loss)	$ (607)	$ (2,042)	$ (1,305)	$ 3,733	$ (1,924)	$ (1,860)	$ (1,604)	$ 836	$ (7,437)	$ (16,052)	$ (11,431)	$ (7,210)	$ (12,332)	$ (16,530)	$ (20,537)	$ (3,601)
Non-GAAP adjustments:																
Depreciation and amortization	2,320	2,449	2,667	2,838	3,192	3,361	3,497	4,324	4,970	6,243	6,537	7,337	8,763	9,651	9,780	10,538
Stock-based compensation	5,325	6,797	8,869	7,493	8,686	10,436	11,075	11,868	13,794	16,791	17,286	16,876	20,908	24,901	27,395	35,601
Interest expense	810	2,378	3,595	3,462	3,396	3,406	3,486	3,506	3,484	5,734	9,649	9,481	1,938	2,118	1,947	2,024
Interest income and other	(398)	(206)	(1,352)	(1,359)	(1,745)	(1,490)	(1,460)	(1,384)	(1,072)	(830)	(631)	(501)	(175)	353	(213)	43
Provision for (benefit from) income taxes	45	64	41	150	(49)	29	50	74	69	(2,876)	346	8	(517)	(135)	(188)	(10,445)
Extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of accrued federal fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Legal settlement	—	—	—	—	—	420	—	—	—	—	—	—	—	—	—	—
Legal and indemnification fees related to settlement	—	241	258	93	292	64	—	—	—	—	—	—	—	—	—	—
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	—	—	338	329	1,637	2,030	2,339	1,094	973	9,158	2,351
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	1,817	—	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	5,795	282	887	—	—	—	—
Contingent consideration expense	—	—	—	—	—	—	—	—	—	—	—	—	2,500	2,700	60	380
Refund for prior year overpayment of USF fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of contingent sales tax liability (G&A)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued FCC charge (G&A)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees (COR)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for sales tax liability (G&A)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$ 7,495	$ 9,681	$ 12,773	$ 16,410	$ 11,848	$ 14,366	$ 15,044	$ 19,562	$ 14,137	$ 18,259	$ 24,068	$ 29,217	$ 22,179	$ 24,031	$ 27,402	$ 36,891
% adjusted EBITDA margin	12.7%	15.8%	19.6%	22.7%	15.9%	18.6%	18.0%	21.2%	14.9%	18.3%	21.5%	22.8%	16.1%	16.7%	17.8%	21.3%

Five9

©Five9, Inc. All rights reserved. | 25

GAAP Net Inc. (Loss) to Adj. EBITDA Reconciliation

Q1’22 – Q2’25

	Quarter Ended													
	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP net income (loss)	$ (34,120)	$ (23,670)	$ (23,207)	$ (13,653)	$ (27,248)	$ (21,739)	$ (20,419)	$ (12,358)	$ (7,077)	$ (12,816)	$ (4,479)	$ 11,577	$ 576	$ 1,154
Non-GAAP adjustments:														
Depreciation and amortization	10,795	11,640	11,215	11,021	11,347	11,724	12,482	12,962	12,183	12,938	13,144	14,640	14,490	14,649
Stock-based compensation	39,394	44,786	44,503	43,824	50,743	53,367	52,611	49,571	44,684	43,632	39,556	38,443	39,245	41,859
Interest expense	1,870	1,857	1,879	1,887	1,845	1,866	1,972	1,963	2,567	3,906	4,068	4,271	4,115	3,820
Interest income and other	(845)	(280)	(982)	(2,706)	(4,121)	(6,123)	(8,233)	(8,322)	(10,559)	(13,800)	(11,144)	(11,242)	(10,303)	(7,917)
Provision for (benefit from) income taxes	2,256	332	579	1,221	527	753	942	119	989	3,345	(3,868)	(426)	184	1,382
Extinguishment of debt	—	—	—	—	—	—	—	—	(6,615)	—	—	—	—	—
Acquisition-related transaction costs and one-time integration costs	1,638	1,714	1,944	1,605	1,455	877	778	3,670	932	4,089	4,486	2,797	982	1,489
Exit costs related to closure and relocation of Russian operations	3,227	214	774	2,975	596	815	659	243	25	32	21	—	—	—
Lease amortization for finance leases	—	—	—	—	—	—	492	449	457	455	951	1,994	2,008	2,311
Costs related to reduction in force plan	—	—	—	—	—	—	—	—	—	—	9,625	—	—	7,766
Impairment charge related to closure of operating lease facilities	—	—	—	—	—	—	—	—	—	—	—	2,202	—	95
One-time expenses related to strategic consulting services for operational review	—	—	—	—	—	—	—	—	—	—	—	—	1,265	—
Other cost reduction and productivity initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	974
Legal fees related to the securities class action	—	—	—	—	—	—	—	—	—	—	—	—	141	368
Contingent consideration expense	260	—	—	—	—	—	—	—	—	—	—	—	—	—
Refund for prior year overpayment of USF fees	—	(3,511)	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$ 24,475	$ 33,082	$ 36,705	$ 46,174	$ 35,144	$ 41,540	$ 41,284	$ 48,297	$ 37,586	$ 41,781	$ 52,360	$ 64,256	$ 52,703	$ 67,950
% adjusted EBITDA margin	13.4%	17.5%	18.5%	22.2%	16.1%	18.6%	17.9%	20.2%	15.2%	16.6%	19.8%	23.1%	18.8%	24.0%

Five9
©Five9, Inc. All rights reserved. | 26

GAAP Net Loss to Adjusted EBITDA Reconciliation

2014 – 2019

	Year Ended					
	2014	2015	2016	2017	2018	2019
GAAP net income (loss)	$ (37,786)	$ (25,838)	$ (11,860)	$ (8,969)	$ (221)	$ (4,552)
Non-GAAP adjustments:						
Depreciation and amortization	6,463	7,388	8,390	8,314	10,274	14,374
Stock-based compensation	6,753	7,730	9,643	15,343	28,484	42,065
Interest expense	4,161	4,727	4,226	3,471	10,245	13,794
Interest income and other	(245)	(100)	13	(490)	(3,315)	(6,079)
Provision for (benefit from) income taxes	85	61	54	268	300	104
Extinguishment of debt	—	—	1,026	—	—	—
Reversal of accrued federal fees	—	—	(3,114)	—	—	—
Legal settlement	—	—	—	1,700	—	420
Legal and indemnification fees related to settlement	—	—	—	135	592	356
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	338
Change in fair value of convertible preferred and common stock warrant liabilities	(1,745)	—	—	—	—	—
Refund for prior year overpayment of USF fees	—	—	—	—	—	—
Reversal of contingent sales tax liability (G&A)	(2,766)	—	—	—	—	—
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	—	(2,133)	—	—
Accrued FCC charge (G&A)	2,000	—	—	—	—	—
Out of period adj. for accrued federal fees (COR)	235	—	—	—	—	—
Out of period adj. for sales tax liability (G&A)	183	765	—	—	—	—
Adjusted EBITDA	$ (22,662)	$ (5,267)	$ 8,378	$ 17,639	$ 46,359	$ 60,820
% adjusted EBITDA margin	(22.0)%	(4.1)%	5.2 %	8.8 %	18.0 %	18.5 %

Note: Historical results prior to 2018 based on ASC 605

Five9

©Five9, Inc. All rights reserved. | 27

©Five9, Inc. All rights reserved. | 28 GAAP Net Loss to Adjusted EBITDA Reconciliation 2020 – 2024 Year Ended 2020 2021 2022 2023 2024 GAAP net income (loss) $ (42,130) $ (53,000) $ (94,650) $ (81,764) $ (12,795) Non-GAAP adjustments: Depreciation and amortization 25,087 38,732 44,671 48,515 52,905 Stock-based compensation 64,747 108,805 172,507 206,292 166,315 Interest expense 28,348 8,027 7,493 7,646 14,812 Interest income and other (3,034) 8 (4,813) (26,799) (46,745) Provision for (benefit from) income taxes (2,453) (11,285) 4,388 2,341 40 Acquisition-related transaction costs and one-time integration costs 6,335 13,576 6,901 6,780 12,303 Exit costs related to closure and relocation of Russian operations — — 7,190 2,313 78 Costs related to reduction in force plan — — — — 9,625 Impairment charge related to closure of operating lease facilities — — — — 2,202 COVID-19 relief bonus for employees 1,817 — — — — (Gain) loss on early extinguishment of debt 6,964 — — — (6,615) Contingent consideration expense — 5,640 260 — — Refund for prior year overpayment of USF fees — — (3,511) — — Lease amortization for finance leases — — — 941 3,857 Adjusted EBITDA $ 85,681 $ 110,503 $ 140,436 $ 166,265 $ 195,982 % adjusted EBITDA margin 19.7% 18.1% 18.0% 18.3% 18.8%

GAAP to Non-GAAP COR and OpEx Reconciliation

Q2’14 – Q4’17

	Quarter Ended														
	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
GAAP COR	$ 13,469	$ 13,504	$ 14,540	$ 14,778	$ 14,270	$ 14,812	$ 15,635	$ 16,610	$ 16,764	$ 17,790	$ 15,770	$ 19,971	$ 20,273	$ 20,497	$ 22,363
% of revenue	54.6 %	52.2 %	51.4 %	48.8 %	47.1 %	45.9 %	43.4 %	43.7 %	43.1 %	43.4 %	35.7 %	42.5 %	42.5 %	40.9 %	40.4 %
Depreciation & amortization	(1,373)	(1,272)	(1,291)	(1,439)	(1,558)	(1,470)	(1,483)	(1,680)	(1,616)	(1,668)	(1,608)	(1,576)	(1,716)	(1,397)	(1,611)
Stock-based compensation	(121)	(158)	(176)	(188)	(218)	(233)	(227)	(265)	(329)	(357)	(424)	(434)	(575)	(599)	(594)
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of accrued federal fees	—	—	—	—	—	—	—	—	—	—	3,114	—	—	—	—
Out of period adj. for accrued federal fees	—	—	(235)	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-GAAP COR	$ 11,975	$ 12,074	$ 12,838	$ 13,151	$ 12,494	$ 13,109	$ 13,925	$ 14,665	$ 14,819	$ 15,765	$ 16,852	$ 17,961	$ 17,982	$ 18,501	$ 20,158
% of revenue	48.5 %	46.7 %	45.4 %	43.4 %	41.3 %	40.6 %	38.6 %	38.6 %	38.1 %	38.5 %	38.1 %	38.2 %	37.7 %	36.9 %	36.4 %
GAAP R&D	$ 5,554	$ 5,503	$ 5,828	$ 6,038	$ 5,568	$ 5,473	$ 5,580	$ 5,802	$ 5,799	$ 6,041	$ 6,236	$ 6,847	$ 6,836	$ 6,689	$ 6,748
% of revenue	22.5 %	21.3 %	20.6 %	19.9 %	18.4 %	17.0 %	15.5 %	15.3 %	14.9 %	14.7 %	14.1 %	14.6 %	14.3 %	13.4 %	12.2 %
Depreciation & amortization	(50)	(58)	(75)	(87)	(102)	(126)	(140)	(148)	(161)	(204)	(224)	(206)	(237)	(182)	(170)
Stock-based compensation	(471)	(583)	(527)	(574)	(340)	(475)	(401)	(435)	(528)	(547)	(549)	(637)	(801)	(797)	(807)
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-GAAP R&D	$ 5,033	$ 4,862	$ 5,226	$ 5,377	$ 5,126	$ 4,872	$ 5,039	$ 5,219	$ 5,110	$ 5,290	$ 5,463	$ 6,004	$ 5,798	$ 5,710	$ 5,771
% of revenue	20.4 %	18.8 %	18.5 %	17.8 %	16.9 %	15.1 %	14.0 %	13.7 %	13.1 %	12.9 %	12.4 %	12.8 %	12.1 %	11.4 %	10.4 %

Note: Historical results prior to 2018 based on ASC 605

Five9

©Five9, Inc. All rights reserved. | 29

©Five9, Inc. All rights reserved. | 30 GAAP to Non-GAAP OpEx Reconciliation Q2’14 – Q4’17 Note: Historical results prior to 2018 based on ASC 605 Quarter Ended Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 GAAP S&M $ 9,674 $ 9,296 $ 9,453 $ 9,931 $ 10,594 $ 10,797 $ 10,720 $ 12,706 $ 12,637 $ 12,925 $ 14,480 $ 15,778 $ 16,932 $ 16,502 $ 17,358 % of revenue 39.2% 35.9% 33.4% 32.8% 35.0% 33.4% 29.8% 33.4% 32.5% 31.5% 32.8% 33.6% 35.5% 33.0% 31.3 % Depreciation & amortization (48) (50) (50) (49) (51) (52) (54) (53) (54) (56) (58) (30) (30) (30) (30) Stock-based compensation (368) (361) (455) (524) (458) (448) (370) (434) (544) (626) (759) (928) (1,224) (1,084) (1,128) Acquisition-related transaction costs and one-time integration costs — — — — — — — — — — — — — — — COVID-19 relief bonus for employees — — — — — — — — — — — — — — — Non-GAAP S&M 9,258 8,885 8,948 9,358 10,085 10,297 10,296 12,219 12,039 12,243 13,663 14,820 15,678 15,388 16,200 % of revenue 37.5% 34.3% 31.6% 30.9% 33.3% 31.9% 28.6% 32.1% 31.0% 29.9% 30.9% 31.5% 32.8% 30.7% 29.2%

GAAP to Non-GAAP OpEx Reconciliation

Q2’14 – Q4’17

	Quarter Ended														
	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
GAAP G&A	$ 3,515	$ 7,967	$ 6,763	$ 7,275	$ 6,027	$ 6,087	$ 6,433	$ 6,536	$ 5,882	$ 6,143	$ 6,511	$ 8,860	$ 6,845	$ 4,679	$ 8,767
% of revenue	14.2 %	30.8 %	23.9 %	24.0 %	19.9 %	18.9 %	17.9 %	17.2 %	15.1 %	15.0 %	14.7 %	18.8 %	14.3 %	9.3 %	15.8 %
Depreciation & amortization	(228)	(187)	(189)	(200)	(199)	(192)	(186)	(222)	(229)	(212)	(196)	(283)	(287)	(272)	(257)
Stock-based compensation	(763)	(775)	(799)	(949)	(814)	(789)	(722)	(860)	(1,013)	(989)	(984)	(1,130)	(1,254)	(1,240)	(2,111)
Legal settlement	—	—	—	—	—	—	—	—	—	—	—	(1,700)	—	—	—
Legal and indemnification fees related to settlement	—	—	—	—	—	—	—	—	—	—	—	(135)	—	—	—
Acquisition and related transaction costs and one-time integration costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Contingent consideration expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of contingent sales tax liability	2,766	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of interest & penalties on accrued fed. fees	—	—	—	—	—	—	—	—	—	—	—	—	—	2,133	—
Accrued FCC charge	—	(2,000)	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for sales tax liability	—	—	(183)	(575)	(190)	—	—	—	—	—	—	—	—	—	—
Non-GAAP G&A	5,290	5,005	5,592	5,551	4,824	5,106	5,525	5,454	4,640	4,942	5,331	5,612	5,304	5,300	6,399
% of revenue	21.4 %	19.3 %	19.8 %	18.3 %	15.9 %	15.8 %	15.3 %	14.3 %	11.9 %	12.1 %	12.1 %	11.9 %	11.1 %	10.6 %	11.5 %

Note: Historical results prior to 2018 based on ASC 605

Five9

©Five9, Inc. All rights reserved. | 31

GAAP to Non-GAAP COR and OpEx Reconciliation

Q1'18 – Q4'21

Quarter Ended	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19
GAAP COR	$ 24,702	$ 24,814	$ 26,179	$ 28,339	$ 30,851	$ 31,248	$ 34,472	$ 37,940
% of revenue	41.9 %	40.6 %	40.1 %	39.2 %	41.4 %	40.4 %	41.2 %	41.1 %
Depreciation & amortization	(1,794)	(1,864)	(2,021)	(2,129)	(2,366)	(2,504)	(2,602)	(3,384)
Stock-based compensation	(678)	(853)	(860)	(942)	(1,229)	(1,658)	(1,702)	(1,745)
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	—	—	—
Reversal of accrued federal fees	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees	—	—	—	—	—	—	—	—
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—
Refund for prior year overpayment of USF fees	—	—	—	—	—	—	—	—
Non-GAAP COR	$ 22,230	$ 22,097	$ 23,298	$ 25,268	$ 27,256	$ 27,086	$ 30,168	$ 32,811
% of revenue	37.7 %	36.2 %	35.7 %	34.9 %	36.6 %	35.0 %	36.0 %	35.6 %
GAAP R&D	$ 7,772	$ 8,367	$ 9,582	$ 8,451	$ 10,546	$ 10,811	$ 11,665	$ 12,168
% of revenue	13.2 %	13.7 %	14.7 %	11.7 %	14.1 %	14.0 %	13.9 %	13.2 %
Depreciation & amortization	(194)	(233)	(278)	(331)	(440)	(450)	(450)	(461)
Stock-based compensation	(877)	(1,064)	(2,352)	(1,010)	(1,470)	(1,907)	(2,022)	(2,259)
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	—	—	—	—
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—
Non-GAAP R&D	$ 6,701	$ 7,070	$ 6,952	$ 7,110	$ 8,636	$ 8,454	$ 9,193	$ 9,448
% of revenue	11.4 %	11.6 %	10.6 %	9.8 %	11.6 %	10.9 %	11.0 %	10.2 %

Quarter Ended	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
GAAP COR	$ 40,037	$ 42,453	$ 46,561	$ 51,233	$ 59,803	$ 64,395	$ 67,137	$ 79,764
% of revenue	42.1 %	42.5 %	41.5 %	40.1 %	43.4 %	44.8 %	43.5 %	45.9 %
Depreciation & amortization	(3,940)	(5,120)	(5,171)	(5,948)	(7,087)	(7,825)	(7,658)	(8,301)
Stock-based compensation	(1,989)	(2,499)	(2,603)	(2,331)	(3,105)	(3,781)	(3,994)	(6,854)
Acquisition-related transaction costs and one-time integration costs	—	—	—	—	(30)	(2)	(37)	(43)
Reversal of accrued federal fees	—	—	—	—	—	—	—	—
Out of period adj. for accrued federal fees	—	—	—	—	—	—	—	—
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	(618)	—	—	—	—	—	—
Refund for prior year overpayment of USF fees	—	—	—	—	—	—	—	—
Non-GAAP COR	$ 34,108	$ 34,216	$ 38,787	$ 42,954	$ 49,581	$ 52,787	$ 55,448	$ 64,566
% of revenue	35.9 %	34.3 %	34.6 %	33.6 %	36.0 %	36.7 %	35.9 %	37.2 %
GAAP R&D	$ 15,189	$ 17,208	$ 17,674	$ 18,676	$ 22,121	$ 24,648	$ 29,680	$ 30,448
% of revenue	16.0 %	17.2 %	15.8 %	14.6 %	16.0 %	17.1 %	19.2 %	17.5 %
Depreciation & amortization	(465)	(497)	(512)	(488)	(596)	(729)	(1,004)	(948)
Stock-based compensation	(2,806)	(3,684)	(3,876)	(3,675)	(4,763)	(6,152)	(9,101)	(9,163)
Acquisition-related transaction costs and one-time integration costs	—	(248)	(439)	(332)	(337)	(666)	(660)	(462)
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	(365)	—	—	—	—	—	—
Non-GAAP R&D	$ 11,918	$ 12,414	$ 12,847	$ 14,181	$ 16,425	$ 17,101	$ 18,915	$ 19,875
% of revenue	12.5 %	12.4 %	11.5 %	11.1 %	11.9 %	11.9 %	12.3 %	11.4 %

Five9

©Five9, Inc. All rights reserved. | 32

©Five9, Inc. All rights reserved. | 33 GAAP to Non-GAAP COR and OpEx Reconciliation Q1’22 – Q2’25 Quarter Ended Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 GAAP COR $ 88,867 $ 88,229 $ 94,111 $ 96,294 $ 104,756 $ 104,361 $ 111,080 $ 112,493 $ 114,530 $ 118,414 $ 121,933 $ 122,663 $ 125,973 $ 127,865 % of revenue 48.6% 46.6% 47.4% 46.2% 48.0% 46.8% 48.3% 47.1% 46.4% 47.0% 46.2% 44.0% 45.0% 45.1 % Depreciation & amortization (8,500) (8,747) (8,904) (8,803) (8,907) (9,269) (10,075) (10,308) (9,613) (10,421) (10,414) (12,087) (11,883) (12,161) Stock-based compensation (7,793) (8,538) (8,329) (8,638) (9,333) (9,888) (9,856) (9,182) (7,603) (7,789) (7,512) (6,921) (7,184) (7,296) Acquisition-related transaction costs and one-time integration costs (48) (80) (187) (86) (34) — — (63) (53) (72) (94) (40) — — Exit costs related to closure and relocation of Russian operations (380) (3) (96) (219) (23) (51) (18) (12) — — — — — — Lease amortization for finance leases — — — — — — (492) (449) (457) (455) (895) (1,802) (1,816) (2,119) Costs related to reduction in force plan — — — — — — — — — — (2,115) — — (1,565) Refund for prior year overpayment of USF fees — 3,511 — — — — — — — — — — — — Non-GAAP COR $ 72,146 $ 74,372 $ 76,595 $ 78,548 $ 86,459 $ 85,153 $ 90,639 $ 92,479 $ 96,804 $ 99,677 $ 100,903 $ 101,813 $ 105,090 $ 104,724 % of revenue 39.5% 39.3% 38.6% 37.7% 39.6% 38.2% 39.4% 38.7% 39.2% 39.5% 38.2% 36.5% 37.6% 37.0 % GAAP R&D $ 35,824 $ 34,992 $ 34,113 $ 36,865 $ 38,108 $ 39,210 $ 40,391 $ 38,873 $ 41,518 $ 40,717 $ 42,482 $ 41,480 $ 41,100 $ 39,912 % of revenue 19.6% 18.5% 17.2% 17.7% 17.4% 17.6% 17.6% 16.3% 16.8% 16.2% 16.1% 14.9% 14.7% 14.1 % Depreciation & amortization (825) (804) (768) (768) (872) (868) (831) (1,012) (890) (741) (721) (620) (680) (799) Stock-based compensation (10,145) (11,818) (10,603) (11,799) (12,382) (13,013) (12,980) (12,055) (10,930) (9,827) (8,244) (8,259) (8,690) (8,829) Acquisition-related transaction costs and one-time integration costs (656) (1,307) (1,654) (1,449) (1,423) — — (12) (323) (488) (412) (501) (466) (742) Exit costs related to closure and relocation of Russian operations (2,629) (59) (557) (2,615) (475) (542) (503) (197) (8) (28) (18) — — — Lease amortization for finance leases — — — — — — — — — — — (192) (192) (192) Costs related to reduction in force plan — — — — — — — — — — (1,942) — — (1,931) COVID-19 relief bonus for — — — — — — — — — — — — — — Non-GAAP R&D $ 21,569 $ 21,004 $ 20,531 $ 20,234 $ 22,956 $ 24,787 $ 26,077 $ 25,597 $ 29,367 $ 29,633 $ 31,145 $ 31,908 $ 31,072 $ 27,419 % of revenue 11.8% 11.1% 10.4% 9.7% 10.5% 11.1% 11.3% 10.7% 11.9% 11.8% 11.8% 11.5% 11.1% 9.7%

©Five9, Inc. All rights reserved. | 34 GAAP to Non-GAAP OpEx Reconciliation Q1’18 – Q4’21 Quarter Ended Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 GAAP S&M $ 17,478 $ 17,912 $ 17,818 $ 18,793 $ 21,701 $ 23,250 $ 25,014 $ 25,627 $ 30,160 $ 32,231 $ 32,969 $ 37,053 $ 44,799 $ 46,024 $ 49,712 $ 53,394 % of revenue 29.7% 29.3% 27.3% 26.0% 29.1% 30.0% 29.9% 27.8% 31.7% 32.3% 29.4% 29.0% 32.5% 32.0% 32.2% 30.8 % Depreciation & amortization (29) (30) (30) (6) (1) (1) (2) (2) (2) (2) (1) (2) (1) (1) (1) (1) Stock-based compensation (1,362) (1,585) (1,613) (1,747) (2,249) (2,749) (3,017) (3,353) (4,106) (5,265) (5,427) (5,366) (6,771) (8,208) (8,304) (11,987) Acquisition-related transaction costs and one- time integration costs — — — — — — — — — (169) (28) (43) (11) (28) (322) (642) Exit costs related to closure and relocation of Russian operations — — — — — — — — — — — — — — — — COVID-19 relief bonus for employees — — — — — — — — — (596) — — — — — — Non-GAAP S&M $ 16,087 $ 16,297 $ 16,175 $ 17,040 $ 19,451 $ 20,500 $ 21,995 $ 22,272 $ 26,052 $ 26,199 $ 27,513 $ 31,642 $ 38,016 $ 37,787 $ 41,085 $ 40,764 % of revenue 27.3% 26.7% 24.8% 23.6% 26.1% 26.5% 26.3% 24.1% 27.4% 26.3% 24.5% 24.7% 27.6% 26.3% 26.6% 23.5%

©Five9, Inc. All rights reserved. | 35 GAAP to Non-GAAP OpEx Reconciliation Q1’22 – Q2’25 Quarter Ended Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 GAAP S&M $ 64,611 $ 64,098 $ 67,353 $ 65,928 $ 76,314 $ 74,077 $ 73,366 $ 72,956 $ 81,109 $ 78,332 $ 78,615 $ 73,898 $ 82,855 $ 80,668 % of revenue 35.3% 33.8% 34.0% 31.6% 34.9% 33.2% 31.9% 30.5% 32.8% 31.1% 29.8% 26.5% 29.6% 28.5 % Depreciation & amortization (1) (1) (1) (1) (1) (1) (36) (27) (27) (26) (32) (38) (36) (27) Stock-based compensation (13,424) (14,963) (15,761) (15,152) (17,045) (17,391) (16,404) (15,389) (14,020) (13,824) (12,490) (10,880) (11,574) (13,355) Acquisition-related transaction costs and one- time integration costs (46) (23) — — — — — — — — — — — — Exit costs related to closure and relocation of Russian operations — — — — — — — — — — — — — — Costs related to reduction in force plan — — — — — — — — — — (4,424) — — (3,319) COVID-19 relief bonus for employees — — — — — — — — — — — — — — Non-GAAP S&M $ 51,140 $ 49,111 $ 51,591 $ 50,775 $ 59,268 $ 56,685 $ 56,926 $ 57,540 $ 67,062 $ 64,482 $ 61,669 $ 62,980 $ 71,245 $ 63,967 % of revenue 28.0% 25.9% 26.0% 24.4% 27.1% 25.4% 24.7% 24.1% 27.1% 25.6% 23.3% 22.6% 25.5% 22.6%

GAAP to Non-GAAP OpEx Reconciliation

Q1'18 – Q4'21

	Quarter Ended															
	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
GAAP G&A	$ 9,103	$ 9,833	$ 10,746	$ 10,766	$ 11,762	$ 12,042	$ 12,146	$ 13,496	$ 14,658	$ 16,129	$ 16,724	$ 18,258	$ 22,245	$ 22,909	$ 26,790	$ 21,972
% of revenue	15.5 %	16.1 %	16.5 %	14.9 %	15.8 %	15.6 %	14.5 %	14.6 %	15.4 %	16.2 %	14.9 %	14.3 %	16.1 %	15.9 %	17.4 %	12.7 %
Depreciation & amortization	(303)	(322)	(338)	(372)	(385)	(406)	(443)	(477)	(563)	(624)	(853)	(899)	(1,079)	(1,096)	(1,117)	(1,288)
Stock-based compensation	(2,408)	(3,295)	(4,044)	(3,794)	(3,738)	(4,122)	(4,334)	(4,511)	(4,893)	(5,343)	(5,380)	(5,504)	(6,269)	(6,760)	(5,996)	(7,597)
Legal settlement	—	—	—	—	—	(420)	—	—	—	—	—	—	—	—	—	—
Legal and indemnification fees related to settlement	—	(241)	(258)	(93)	(292)	(64)	—	—	—	—	—	—	—	—	—	—
Acquisition and related transaction costs and one-time integration costs	—	—	—	—	—	—	—	(338)	(329)	(1,220)	(1,563)	(1,964)	(716)	(278)	(8,139)	(1,204)
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	—	—	—	(238)	—	—	—	—	—	—
Contingent consideration expense	—	—	—	—	—	—	—	—	—	—	—	—	(2,500)	(2,700)	(60)	(380)
Reversal of contingent sales tax liability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reversal of interest & penalties on accrued fed. fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued FCC charge	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Out of period adj. for sales tax liability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-GAAP G&A	$ 6,392	$ 5,975	$ 6,106	$ 6,507	$ 7,347	$ 7,030	$ 7,369	$ 8,170	$ 8,873	$ 8,704	$ 8,928	$ 9,891	$ 11,681	$ 12,075	$ 11,478	$ 11,503
% of revenue	10.9 %	9.8 %	9.4 %	9.0 %	9.9 %	9.1 %	8.8 %	8.9 %	9.3 %	8.7 %	8.0 %	7.7 %	8.5 %	8.4 %	7.4 %	6.6 %

Five9

©Five9, Inc. All rights reserved. | 36

GAAP to Non-GAAP OpEx Reconciliation

Q1’22 – Q2’25

	Quarter Ended													
	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP G&A	$ 24,314	$ 23,824	$ 24,496	$ 22,509	$ 28,258	$ 30,477	$ 31,006	$ 33,338	$ 30,548	$ 33,988	$ 36,575	$ 36,439	$ 35,205	$ 36,385
% of revenue	13.3 %	12.6 %	12.4 %	10.8 %	12.9 %	13.7 %	13.5 %	13.9 %	12.4 %	13.5 %	13.8 %	13.1 %	12.6 %	12.8 %
Depreciation & amortization	(1,469)	(2,088)	(1,542)	(1,449)	(1,567)	(1,586)	(1,540)	(1,615)	(1,653)	(1,750)	(1,977)	(1,895)	(1,891)	(1,662)
Stock-based compensation	(8,032)	(9,467)	(9,810)	(8,235)	(11,983)	(13,075)	(13,371)	(12,945)	(12,131)	(12,192)	(11,310)	(12,383)	(11,797)	(12,379)
Acquisition and related transaction costs and one-time integration costs	(888)	(304)	(103)	(70)	2	(877)	(778)	(3,595)	(556)	(3,529)	(3,980)	(2,256)	(516)	(746)
Exit costs related to closure and relocation of Russian operations	(218)	(152)	(121)	(141)	(98)	(222)	(138)	(34)	(17)	(4)	(3)	—	—	—
Lease amortization for finance leases	—	—	—	—	—	—	—	—	—	—	(56)	—	—	—
Costs related to reduction in force plan	—	—	—	—	—	—	—	—	—	—	(1,144)	—	—	(952)
Impairment charge related to closure of operating lease facilities	—	—	—	—	—	—	—	—	—	—	—	(2,202)	—	—
Office closure lease termination costs	—	—	—	—	—	—	—	—	—	—	—	—	—	(95)
One-time expenses related to strategic consulting services for operational review	—	—	—	—	—	—	—	—	—	—	—	—	(1,265)	—
Other cost reduction and productivity initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	(974)
Legal fees related to the securities class action	—	—	—	—	—	—	—	—	—	—	—	—	(141)	(368)
Contingent consideration expense	(260)	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-GAAP G&A	$ 13,447	$ 11,813	$ 12,920	$ 12,614	$ 14,612	$ 14,717	$ 15,179	$ 15,149	$ 16,191	$ 16,513	$ 18,105	$ 17,703	$ 19,595	$ 19,209
% of revenue	7.4 %	6.2 %	6.5 %	6.1 %	6.7 %	6.6 %	6.6 %	6.3 %	6.6 %	6.6 %	6.9 %	6.4 %	7.0 %	6.8 %

Five9

©Five9, Inc. All rights reserved. | 17

GAAP to Non-GAAP COR Reconciliation

2014 – 2024

	Year Ended										
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
GAAP COR	$ 54,661	$ 59,495	$ 66,934	$ 83,104	$ 104,034	$ 134,511	$ 180,284	$ 271,099	$ 367,501	$ 432,690	$ 477,540
% of revenue	53.0 %	46.2 %	41.3 %	41.5 %	40.4 %	41.0 %	41.5 %	44.5 %	47.2 %	47.5 %	45.8 %
Depreciation & amortization	(5,138)	(5,950)	(6,573)	(6,300)	(7,808)	(10,856)	(20,179)	(30,870)	(34,955)	(38,559)	(42,535)
Stock-based compensation	(542)	(866)	(1,375)	(2,202)	(3,333)	(6,334)	(9,422)	(17,734)	(33,297)	(38,259)	(29,825)
Acquisition and related transaction costs and one-time integration costs	—	—	—	—	—	—	—	(112)	(401)	(34)	(259)
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—	(698)	(105)	—
Refund for prior year overpayment of USF fees	—	—	—	—	—	—	—	—	3,511	—	—
Lease amortization for finance leases	—	—	—	—	—	—	—	—	—	(941)	(3,609)
Costs related to a reduction in force plan	—	—	—	—	—	—	—	—	—	—	—
Reversal of accrued federal fees	—	—	3,114	—	—	—	—	—	—	—	(2,115)
Out of period adj. for accrued federal fees	(235)	—	—	—	—	—	—	—	—	—	—
COVID-19 relief bonus for employees	—	—	—	—	—	—	(618)	—	—	—	—
Non-GAAP COR	$ 48,746	$ 52,679	$ 62,100	$ 74,602	$ 92,893	$ 117,321	$ 150,065	$ 222,383	$ 301,661	$ 354,792	$ 399,197
% of revenue	47.3 %	40.9 %	38.3 %	37.3 %	36.1 %	35.8 %	34.5 %	36.5 %	38.7 %	39.0 %	38.3 %

Note: Historical results prior to 2018 based on ASC 605

Five9

©Five9, Inc. All rights reserved. | 38

©Five9, Inc. All rights reserved. | 39 GAAP to Non-GAAP OpEx Reconciliation 2014 – 2024 Note: Historical results prior to 2018 based on ASC 605 Year Ended 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 GAAP R&D $ 22,110 $ 22,659 $ 23,878 $ 27,120 $ 34,172 $ 45,190 $ 68,747 $ 106,897 $ 141,794 $ 156,582 $ 166,197 % of revenue 21.4% 17.6% 14.7% 13.5% 13.3% 13.8% 15.8% 17.5% 18.2% 17.2% 16.0 % Depreciation & amortization (229) (455) (737) (795) (1,036) (1,801) (1,962) (3,277) (3,164) (3,583) (2,972) Stock-based compensation (1,931) (1,790) (2,059) (3,042) (5,303) (7,658) (14,041) (29,179) (44,367) (50,430) (37,260) Acquisition and related transaction costs and one-time integration costs — — — — — — (1,019) (2,125) (5,066) (1,435) (1,724) Exit costs related to closure and relocation of Russian operations — — — — — — — — (5,860) (1,717) (54) Lease amortization for finance leases — — — — — — — — — — (192) Costs related to a reduction in force plan — — — — — — — — — — (1,942) COVID-19 relief bonus for employees — — — — — — (365) — — — — Non-GAAP R&D $ 19,950 $ 20,414 $ 21,082 $ 23,283 $ 27,833 $ 35,731 $ 51,360 $ 72,316 $ 83,337 $ 99,417 $ 122,053 % of revenue 19.3% 15.8% 13.0% 11.6% 10.8% 10.9% 11.8% 11.9% 10.7% 10.9% 11.7%

©Five9, Inc. All rights reserved. | 40 GAAP to Non-GAAP OpEx Reconciliation 2014 – 2024 Note: Historical results prior to 2018 based on ASC 605 Year Ended 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 GAAP S&M $ 37,445 $ 42,042 $ 52,748 $ 66,570 $ 72,001 $ 95,592 $ 132,413 $ 193,929 $ 261,990 $ 296,713 $ 311,954 % of revenue 36.3% 32.6% 32.5% 33.2% 27.9% 29.1% 30.4% 31.8% 33.6% 32.6% 29.9 % Depreciation & amortization (196) (206) (221) (120) (95) (6) (7) (4) (4) (65) (123) Stock-based compensation (1,510) (1,800) (2,363) (4,364) (6,307) (11,368) (20,164) (35,270) (59,300) (66,229) (51,214) Acquisition and related transaction costs and one-time integration costs — — — — — — (240) (1,003) (69) — — Costs related to a reduction in force plan — — — — — — — — — — (4,424) COVID-19 relief bonus for employees — — — — — — (596) — — — — Non-GAAP S&M $ 35,739 $ 40,036 $ 50,164 $ 62,086 $ 65,599 $ 84,218 $ 111,406 $ 157,652 $ 202,617 $ 230,419 $ 256,193 % of revenue 34.7% 31.1% 30.9% 31.0% 25.5% 25.7% 25.6% 25.9% 26.0% 25.3% 24.6%

GAAP to Non-GAAP OpEx Reconciliation

2014 – 2024

	Year Ended										
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
GAAP G&A	$ 24,416	$ 25,822	$ 25,072	$ 29,151	$ 40,448	$ 49,446	$ 65,769	$ 93,916	$ 95,143	$ 123,079	$ 137,550
% of revenue	23.7 %	20.0 %	15.5 %	14.6 %	15.7 %	15.1 %	15.1 %	15.4 %	12.2 %	13.5 %	13.2 %
Depreciation & amortization	(900)	(777)	(859)	(1,099)	(1,335)	(1,711)	(2,939)	(4,581)	(6,548)	(6,308)	(7,275)
Stock-based compensation	(2,770)	(3,274)	(3,846)	(5,735)	(13,541)	(16,705)	(21,120)	(26,622)	(35,543)	(51,374)	(48,016)
Legal settlement	—	—	—	(1,700)	—	(420)	—	—	—	—	—
Legal and indemnification fees related to settlement	—	—	—	(135)	(592)	(356)	—	—	—	—	—
Acquisition and related transaction costs and one-time integration costs	—	—	—	—	—	(338)	(5,076)	(10,336)	(1,365)	(5,248)	(10,320)
Exit costs related to closure and relocation of Russian operations	—	—	—	—	—	—	—	—	(632)	(492)	(24)
Lease amortization for finance leases	—	—	—	—	—	—	—	—	—	—	(56)
Costs related to a reduction in force plan	—	—	—	—	—	—	—	—	—	—	(1,144)
Impairment charge related to closure of operating lease facilities	—	—	—	—	—	—	—	—	—	—	(2,202)
COVID-19 relief bonus for employees	—	—	—	—	—	—	(238)	—	—	—	—
Contingent consideration expense	—	—	—	—	—	—	—	(5,640)	(260)	—	—
Reversal of contingent sales tax liability	2,766	—	—	—	—	—	—	—	—	—	—
Reversal of interest & penalties on accrued federal fees	—	—	—	2,133	—	—	—	—	—	—	—
Accrued FCC charge	(2,000)	—	—	—	—	—	—	—	—	—	—
Out of period adj. for sales tax liability	(183)	(765)	—	—	—	—	—	—	—	—	—
Non-GAAP G&A	$ 21,329	$ 21,006	$ 20,367	$ 22,615	$ 24,980	$ 29,916	$ 36,396	$ 46,737	$ 50,795	$ 59,657	$ 68,513
% of revenue	20.7 %	16.3 %	12.6 %	11.3 %	9.7 %	9.1 %	8.4 %	7.7 %	6.5 %	6.6 %	6.6 %

Note: Historical results prior to 2018 based on ASC 605

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GAAP to Non-GAAP Net Income (Loss) Reconciliation

	Three Months Ended		Six Months Ended	
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
GAAP net income (loss)	$ 1,154	$ (12,816)	$ 1,730	$ (19,893)
Non-GAAP adjustments:				
Stock-based compensation	41,859	43,632	81,104	88,316
Intangibles amortization	3,464	2,648	7,564	5,296
Amortization of discount and issuance costs on convertible senior notes	1,273	1,435	2,680	2,509
Gain on early extinguishment of debt	—	—	—	(6,615)
Acquisition and related transaction costs and one-time integration costs	1,489	4,089	2,470	5,020
Exit costs related to closure and relocation of Russian operations	(169)	(114)	(545)	(20)
Costs related to reduction in force plan	7,766	—	7,766	—
One-time expenses related to strategic consulting services for operational review	—	—	1,265	—
Other cost reduction and productivity initiatives	974	—	974	—
Legal fees related to the securities class action	368	—	509	—
Office closure lease termination costs	95	—	95	—
Income tax expense effects[1]	—	—	—	—
Non-GAAP net income	$ 58,273	$ 38,874	$ 105,612	$ 74,613
GAAP net income (loss) per share:				
Basic	$ 0.02	$ (0.17)	$ 0.02	$ (0.27)
Diluted	$ 0.01	$ (0.17)	$ 0.02	$ (0.27)
Non-GAAP net income per share:				
Basic	$ 0.76	$ 0.52	$ 1.38	$ 1.01
Diluted	$ 0.76	$ 0.52	$ 1.37	$ 1.00
Shares used in computing GAAP net income (loss) per share:				
Basic	76,654	74,203	76,303	73,845
Diluted	88,523	74,203	88,964	73,845
Shares used in computing non-GAAP net income per share:				
Basic	76,654	74,203	76,303	73,845
Diluted	76,919	74,647	76,836	74,415

(1) Non-GAAP adjustments do not have a material impact on our worldwide income tax provision due to the tax treatment of non-GAAP adjustments reported, and our domestic valuation allowance position.

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Capital Expenditure and Free Cash Flow

Q1'22 - Q4'23

$ in Thousands	Q1'22	Q2'22	Q3'22	Q4'22	12 mo ended 12/31/2022	Q1'23	Q2'23	Q3'23	Q4'23	12 mo ended 12/31/2023
Net cash provided by operating activities (Refer to cash flows from operating activities in cash flow stmt)	$ 28,724	$ (3,125)	$ 30,526	$ 32,740	$ 88,865	$ 33,412	$ 21,852	$ 37,030	$ 36,544	$128,838
Capital expenditure										
Purchases of property and equipment (Refer to cash flows from investing activities in cash flow stmt)	12,398	22,076	11,554	6,244	52,272	9,928	6,714	3,299	11,293	31,234
Capitalization of software development costs	569	823	1,028	1,479	3,899	1,806	1,759	2,255	3,717	9,537
Equipment purchased and unpaid at period-end:										
Beginning balance	13,871	22,365	16,141	13,372	13,871	12,332	8,310	5,849	11,419	12,332
Ending balance	22,365	16,141	13,372	12,332	12,332	8,310	5,849	11,419	11,243	11,243
(Refer to non-cash investing and financing activities in cash flow stmt)										
Change in equipment purchased and unpaid during period	8,494	(6,224)	(2,769)	(1,040)	(1,539)	(4,022)	(2,461)	5,570	(176)	(1,089)
Total capital expenditure	$ 21,461	$ 16,675	$ 9,813	$ 6,683	$ 54,632	$ 7,712	$ 6,012	$ 11,124	$ 14,834	$ 39,682
Free cash flow (operating cash flow less capex paid in cash and capitalized software)	$ 15,757	$ (26,024)	$ 17,944	$ 25,017	$ 32,694	$ 21,678	$ 13,379	$ 31,476	$ 21,534	$ 88,067

Note 1: Revised original cash flow presentation to include restricted cash, which resulted in the following changes in net cash from operating activities from the originally reported disclosures:
(1) Q2'22 changed from $(3,103k) to $(3,125k)
(2) Q3'22 changed from $30,504k to $30,526k

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©Five9, Inc. All rights reserved. | 44 Capital Expenditure and Free Cash Flow Q1’24 – Q2’25 $ in Thousands Q1'24 Q2'24 Q3'24 Q4'24 12 mo ended 12/31/2024 Q1'25 Q2'25 Net cash provided by operating activities $ 32,353 $ 19,878 $ 41,122 $ 49,815 $ 143,168 $ 48,384 $ 35,061 (Refer to cash flows from operating activities in cash flow stmt) Capital expenditure Purchases of property and equipment 11,951 6,771 14,375 9,291 42,388 4,724 3,494 (Refer to cash flows from investing activities in cash flow stmt) Capitalization of software development costs 3,242 5,018 5,951 8,012 22,223 8,732 9,998 Equipment purchased and unpaid at period-end: Beginning balance 11,243 9,335 16,684 12,944 11,243 11,890 9,330 Ending balance 9,335 16,684 12,944 11,890 11,890 9,330 13,058 (Refer to non-cash investing and financing activities in cash flow stmt) Change in equipment purchased and unpaid during period (1,908) 7,349 (3,740) (1,054) (647) (2,560) 3,728 Total capital expenditure $ 13,285 $ 19,138 $ 16,586 $ 16,249 $ 65,258 $ 10,896 $ 17,220 Free cash flow $ 17,160 $ 8,089 $ 20,796 $ 32,512 $ 78,557 $ 34,928 $ 21,569 (operating cash flow less capex paid in cash and capitalized software)

GAAP to Non-GAAP Net Income Reconciliation

Guidance[(1)]

	Three Months Ended September 30, 2025		Twelve Months Ended December 31, 2025	
	Low	High	Low	High
GAAP net income	$ 5,515	$ 10,077	$ 20,238	$ 26,346
Non-GAAP adjustments:				
Stock-based compensation[(2)]	41,509	39,509	162,022	160,022
Intangibles amortization	2,643	2,643	12,849	12,849
Amortization of discount and issuance costs on convertible senior notes	932	932	4,002	4,002
Exit costs related to closure and relocation of Russian operations	—	—	(545)	(545)
Acquisition and related transaction costs and one-time integration costs[(3)]	3,736	2,736	8,972	7,972
Costs related to a reduction in force plan	—	—	7,766	7,766
One-time expenses related to strategic consulting services for operational review	—	—	1,265	1,265
Other cost-reduction and productivity initiatives	1,898	1,898	4,771	4,771
Legal fees related to the securities class action	—	—	509	509
Office closure lease termination costs	—	—	95	95
Income tax expense effects[(4)]	—	—	—	—
Non-GAAP net income	$ 56,233	$ 57,795	$ 221,944	$ 225,052
GAAP net income per share:				
Diluted	$ 0.06	$ 0.12	$ 0.23	$ 0.30
Non-GAAP net income per share:				
Diluted	$ 0.72	$ 0.74	$ 2.86	$ 2.90
Shares used in computing GAAP net income per share:				
Diluted	87,500	87,500	88,500	88,500
Shares used in computing non-GAAP net income per share:				
Diluted	78,100	78,100	77,700	77,700

(1) Represents guidance discussed on 07/31/2025. Reader shall not construe presentation of this information after 07/31/2025 as an update or reaffirmation of such guidance.
(2) Stock-based compensation expense are based on a range of probable significance, assuming market price for our common stock that is approximately consistent with current levels.
(3) Acquisition and related transaction costs and one-time integration costs are based on a range of probable significance for completed acquisitions, and no new acquisitions assumed.
(4) Non-GAAP adjustments do not have a material impact on our worldwide income tax provision due to the tax treatment of the non-GAAP adjustments reported, and our domestic valuation allowance position.

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